Interests in associates (Tables)	12 Months Ended
Dec. 31, 2025
Interests in associates
Schedule of carrying amount and financial information of equity-accounted investments

	2025	2024
Balance as of January 1	7,087,142	—
Fair value of Neurosterix US Holdings LLC equity interest	—	9,428,400
Share of net loss of Neurosterix’s Group	(4,012,443)	(2,177,157)
Share of other comprehensive gain / (loss) of Neurosterix’s Group	773,097	(164,101)
Balance as of December 31	3,847,796	7,087,142

	December 31, 2025	December 31, 2024
Current assets	24,419,137	19,488,067
Non-current assets	15,240,097	15,054,727
Current liabilities	2,491,407	2,332,589
Non-current liabilities	618,416	709,052
Net assets (100%)	36,549,411	31,501,153
Group share of net assets (20%)	7,309,882	6,300,231

	2025	2024
Income	105,460	298,379
Net loss for the period	(20,037,010)	(10,885,785)
Other comprehensive gain / (loss)	3,865,477	(820,507)
Total comprehensive loss	(16,171,533)	(11,706,292)